Exhibit 99(a)(1)(B)

LETTER OF TRANSMITTAL

To Tender Shares of Common Stock, Par Value $.01 Per Share
of
PREMIERE GLOBAL SERVICES, INC.
Pursuant to the Offer to Purchase, dated October 26, 2010

THE TENDER OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 3, 2010, UNLESS PREMIERE GLOBAL SERVICES, INC. EXTENDS THE TENDER OFFER (SUCH TIME AND DATE, AS IT MAY BE EXTENDED, THE “EXPIRATION TIME”).

The Depositary for the Tender Offer is:

By Mail or Overnight Courier: American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, NY11219	By Hand: American Stock Transfer & Trust Company, LLC Attn: Reorganization Department 59 Maiden Lane New York, NY10038

Delivery of this letter of transmittal (“Letter of Transmittal”) to an address other than one of those set forth above will not constitute a valid delivery. You must deliver this Letter of Transmittal to American Stock Transfer & Trust Company, LLC (the “Depositary”). Deliveries to Premiere Global Services, Inc. (“PGi,” the “Company,” “we,” or “us”), Stephens Inc. (the “Dealer Manager” for the tender offer (“Tender Offer”)) or Innisfree M&A Incorporated (the “Information Agent” for the Tender Offer) will not be forwarded to the Depositary and therefore will not constitute valid delivery to the Depositary. Delivery of the Letter of Transmittal and any other required documents to The Depository Trust Company (“DTC”) will not constitute delivery to the Depositary.

DESCRIPTION OF SHARES SURRENDERED

Name(s) and Address(es) of Registered Owner(s)	Shares Surrendered
(If blank, please fill in exactly as name(s) appear(s) on share certificate(s))	(attached additional list if necessary)

Certificated Shares**

Total Number of
		Shares		Book Entry
	Certificate	Represented by	Number of Shares	Shares
	Number(s)*	Certificate(s)*	Surrendered**	Surrendered

Total Shares

*	Need not be completed by book-entry shareholders.
**	Unless otherwise indicated, it will be assumed that all shares of common stock represented by certificates described above are being surrendered hereby See Instruction 4.
***	If you do not designate an order and PGi purchases less than all shares tendered due to proration, the Depositary will select the shares that PGi will purchase. See Instruction 7

     YOU MAY NOT USE THIS LETTER OF TRANSMITTAL TO TENDER SHARES HELD IN THE PREMIERE GLOBAL SERVICES, INC. 401(K) PLAN. INSTEAD, YOU MUST USE THE SEPARATE TENDER INSTRUCTION FORMS SENT TO PARTICIPANTS IN THE PLAN. FURTHER, HOLDERS OF VESTED NONQUALIFIED OPTIONS OF PGI SHARES WHO WISH TO CONDITIONALLY EXERCISE THEIR OPTIONS AND TENDER THE REMAINING UNDERLYING SHARES, SUBJECT TO ACCEPTANCE IN THE TENDER OFFER, SHOULD ALSO NOT USE THIS LETTER OF TRANSMITTAL AND SHOULD REFER TO THE “INSTRUCTIONS FOR TENDER THROUGH CONDITIONAL EXERCISE OF OPTIONS.”

     You should use this Letter of Transmittal if you are causing the shares to be delivered by book-entry transfer to the Depositary’s account at DTC pursuant to the procedures set forth in Section 3 of the offer to purchase (“Offer to Purchase”). Only financial institutions that are participants in DTC’s system may make book-entry delivery of the Shares.

The Information Agent for the Tender Offer is:

INNISFREE M&A INCORPORATED
501 Madison Avenue
New York, NY 10022
Shareholders call toll free: 1-888-750-5834
Banks and Brokerage Firms, Please call collect: (212) 750-5833

The Dealer Manager for the Tender Offer is:

STEPHENS INC.
111 Center Street
Little Rock, AK 72201
(501) 377-3495

     BEFORE COMPLETING THIS LETTER OF TRANSMITTAL, YOU SHOULD READ THIS LETTER OF TRANSMITTALAND THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

     You should use this Letter of Transmittal only if (1) you are also enclosing certificates for the Shares you desire to tender, (2) you intend to deliver certificates for such Shares under a Notice of Guaranteed Delivery previously sent to the Depositary, or (3) you are delivering Shares through a book-entry transfer into the Depositary’s account at DTC in accordance with Section 3 of the Offer to Purchase.

     If you desire to tender Shares in the Tender Offer, but you cannot deliver the certificates for your Shares and all other required documents to the Depositary by the Expiration Time, or cannot comply with the procedures for book-entry transfer on a timely basis, then you may tender your Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2. Delivery of the Letter of Transmittal and any other required documents to DTC does not constitute delivery to the Depositary.

☐	Check here if you are delivering tendered Shares pursuant to a Notice of Guaranteed Delivery that you previously sent to the Depositary and complete the following:

Name(s) of Tendering
Shareholder(s): ________________________________________________________________________________________
Date of Execution of Notice of Guaranteed
Delivery: _____________________________________________________________________________________________
Name of Institution that Guaranteed
Delivery: _____________________________________________________________________________________________
Account Number: ______________________________________________________________________________________

☐

Check here if any certificates evidencing the Shares you are tendering with this Letter of Transmittal have been lost, stolen, destroyed or mutilated. If you check this box, you must complete an affidavit of loss and return it with your Letter of Transmittal. You should call American Stock Transfer & Trust Company, LLC, the transfer agent (“Transfer Agent”), at (800) 937-5449 (toll-free) to get information about the requirements for replacement. You may be required to post a bond to secure against the risk that certificates may be subsequently recirculated. Please call the Transfer Agent immediately to obtain an affidavit of loss, to receive further instructions on how to proceed, and to determine whether you will need to post a bond, so that the timely processing of this Letter of Transmittal will not be impeded. See Instruction 15.

☐	Check here if you are a financial institution that is a participating institution in DTC’s system and you are delivering the tendered Shares by book-entry transfer to an account maintained by the Depositary at DTC, and complete the following:

Name(s) of Tendering
Shareholder(s): _______________________________________________________________________________________
Account Number: _____________________________________________________________________________________
Transaction Code Number: ______________________________________________________________________________

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

SHARES TENDERED AT PRICE DETERMINED PURSUANT
TO THE TENDER OFFER
(See Instruction 5)

☐

The undersigned wants to maximize the chance of having PGi purchase all Shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this ONE box INSTEAD OF ONE OF THE PRICE BOXES BELOW, the undersigned hereby tenders Shares and is willing to accept the purchase price determined by PGi pursuant to the Tender Offer (the “Purchase Price”). This action could result in receiving a price per Share as low as $6.75 per share.

— OR —

SHARES TENDERED AT PRICE DETERMINED BY SHAREHOLDER
(See Instruction 5)

     By checking ONE of the boxes below INSTEAD OF THE BOX ABOVE, the undersigned hereby tenders Shares at the price checked. This action could result in none of the Shares being purchased if the Purchase Price is less than the price checked below. A shareholder who desires to tender Shares at more than one price must complete a separate Letter of Transmittal for each price at which the shareholder tenders Shares. You cannot tender the same Shares at more than one price, unless you have previously validly withdrawn those Shares tendered at a different price in accordance with Section 4 of the Offer to Purchase.

Price (in Dollars) Per Share at Which Shares Are Being Tendered

☐ $6.75	☐ $7.75
☐ $7.00
☐ $7.25
☐ $7.50

CHECK EXACTLY ONE BOX. IF YOU CHECK MORE THAN ONE BOX, OR IF YOU DO NOT CHECK ANY BOX, YOU WILL HAVE FAILED TO VALIDLY TENDER ANY SHARES.

Indicate in this box the order (by certificate number) in which shares are to be purchased in event of proration (attach additional signed list if necessary): See Instruction 7. (***)1st:      2nd:      3rd:      4th:      5th:      6th:

ODD LOTS
(See Instruction 6)

To be completed only if Shares are being tendered by or on behalf of a person owning, beneficially or of record, an aggregate of fewer than 100 Shares.

On the date hereof, the undersigned either (check ONE box):

☐	is the beneficial or record owner of an aggregate of fewer than 100 Shares and is tendering all of those Shares, or

☐	is a broker, dealer, commercial bank, trust company or other nominee that (i) is tendering, for the beneficial owner(s) thereof, Shares with respect to which it is the record holder, and (ii) believes, based upon representations made to it by such beneficial owner(s), that each such person was the beneficial owner of an aggregate of fewer than 100 Shares and is tendering all of such Shares.

In addition, the undersigned is tendering Shares (check ONE box):

☐	at the Purchase Price, which will be determined by PGi in accordance with the terms of the Tender Offer (persons checking this box should check the box under the heading “Shares Tendered at Price Determined Pursuant to the Tender Offer”); or

☐	at the price per Share indicated under the heading “Shares Tendered at Price Determined by Shareholder.”

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1 and 10)

     Complete this box ONLY if the check for the aggregate purchase price of Shares purchased (less the amount of any federal income or backup withholding tax required to be withheld) and/or certificate for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned, or if Shares tendered hereby and delivered by book-entry transfer which are not purchased are to be returned by crediting them to an account at DTC other than the account designated above.

CHECK ONE OR BOTH BOXES AS APPROPRIATE:

☐ Issue Check to:
☐ Issue Share Certificate to:

Name(s):
(Please Print)
Address:
(Include Zip Code)

(Taxpayer Identification or Social Security Number) (See Form W-9 Included Herewith)

CHECK AND COMPLETE IF APPLICABLE:

☐ Credit Shares delivered by book-entry transfer and not purchased to the account set forth below:

Account Number:

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1 and 10)

     Complete this box ONLY if the check for the aggregate purchase price of Shares purchased (less the amount of any federal income or backup withholding tax required to be withheld) and/or certificate for Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned’s signature(s).

CHECK ONE OR BOTH BOXES AS APPROPRIATE:

☐	Deliver Check to:
☐	Deliver Share Certificate to:

Name(s):
(Please Print)
Address:
(Include Zip Code)

((Taxpayer Identification or Social Security Number) (See Form W-9 Included Herewith)

Ladies and Gentlemen:

     The undersigned hereby tenders to Premiere Global Services, Inc., a Georgia corporation (“PGi”), the above-described shares of PGi’s common stock, par value $.01 per Share (the “Shares”).

     The tender of the Shares is being made at the price per Share indicated in this Letter of Transmittal, net to the seller in cash, without interest and subject to applicable withholding taxes, on the terms and subject to the conditions set forth in this Letter of Transmittal and in PGi’s Offer to Purchase, dated October 26, 2010, receipt of which is hereby acknowledged.

     Subject to and effective upon acceptance for payment of, and payment for, Shares tendered with this Letter of Transmittal in accordance with the terms of the Tender Offer, the undersigned hereby (1) sells, assigns and transfers to or upon the order of PGi all right, title and interest in and to all of the Shares tendered hereby which are so accepted and paid for; (2) orders the registration of any Shares tendered by book-entry transfer that are purchased under the Tender Offer to or upon the order of PGi; and (3) appoints the Depositary as attorney-in-fact of the undersigned with respect to such Shares, with the full knowledge that the Depositary also acts as the agent of PGi, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to perform the following functions:

     (a) deliver certificates for Shares, or transfer ownership of such Shares on the account books maintained by DTC, together in either such case with all accompanying evidence of transfer and authenticity, to or upon the order of PGi, upon receipt by the Depositary, as the undersigned’s agent, of the Purchase Price with respect to such Shares;

     (b) present certificates for such Shares for cancellation and transfer on PGi’s books;

and

     (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, subject to the next paragraph, all in accordance with the terms of the Tender Offer.

     The undersigned understands that PGi will, upon the terms and subject to the conditions of the Tender Offer, determine a single per Share price, not greater than $7.75 nor less than $6.75 per Share (the “Purchase Price”), which it will pay for Shares validly tendered and not validly withdrawn pursuant to the Tender Offer, after taking into account the number of Shares so tendered and the prices specified by tendering shareholders. The undersigned understands that PGi will select the lowest purchase price that will allow it to purchase the maximum number of Shares properly tendered in the Tender Offer and not properly withdrawn having an aggregate purchase price not exceeding $50,000,000. PGi will purchase all Shares validly tendered at or below the Purchase Price and not validly withdrawn, subject to the conditions of the Tender Offer and the proration and “odd lot” priority provisions described in the Offer to Purchase. The undersigned understands that all shareholders whose Shares are purchased by PGi will receive the same Purchase Price for each Share purchased in the Tender Offer.

     The undersigned hereby covenants, represents and warrants to PGi that:

     (a) the undersigned has a net long position in the Shares at least equal to the number of Shares being tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is tendering the Shares in compliance with Rule 14e-4 under the Exchange Act;

     (b) has full power and authority to tender, sell, assign and transfer the Shares tendered hereby;

     (c) when and to the extent PGi accepts the Shares for purchase, PGi will acquire good and marketable title to them, free and clear of all security interests, liens, restrictions, claims, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and the Shares will not be subject to any adverse claims or rights;

     (d) the undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or PGi to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and accepted for purchase; and

     (e) the undersigned has read and agrees to all of the terms of the Tender Offer.

     The undersigned understands that tendering of Shares under any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions to this Letter of Transmittal will constitute an agreement between the undersigned and PGi upon the terms and subject to the conditions of the Tender Offer. The undersigned acknowledges that under no circumstances will PGi pay interest on the Purchase Price.

     The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, PGi may terminate or amend the Tender Offer; or may postpone the acceptance for payment of, or the payment for, Shares tendered, or may accept for payment fewer than all of the Shares tendered hereby. The undersigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the undersigned at the address indicated above.

     The names and addresses of the registered holders should be printed, if they are not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificate numbers, the number of Shares represented by such certificates, and the number of Shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above.

     Unless otherwise indicated under “Special Payment Instructions,” please issue the check for the aggregate purchase price of any Shares purchased (less the amount of any federal income or backup withholding tax required to be withheld), and/or return any Shares not tendered or not purchased, in the name(s) of the undersigned or, in the case of Shares tendered by book-entry transfer, by credit to the account at DTC designated above. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the aggregate purchase price of any Shares purchased (less the amount of any federal income or backup withholding tax required to be withheld), and any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both the “Special Payment Instructions” and the “Special Delivery

Instructions” are completed, please issue the check for the aggregate purchase price of any Shares purchased (less the amount of any federal income or backup withholding tax required to be withheld) and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated.

     The undersigned recognizes that PGi has no obligation, under the Special Payment Instructions, to transfer any certificate for Shares from the name of its registered holder, or to order the registration or transfer of Shares tendered by book-entry transfer, if PGi purchases none of the Shares represented by such certificate or tendered by such book-entry transfer.

     All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligations or duties of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

SHAREHOLDER(S) SIGN HERE
(See Instructions 1 and 8)
(Please Complete Form W-9)

Must be signed by registered holder(s) exactly as name(s) appear(s) on share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by share certificates and documents transmitted herewith. If a signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney-in-fact, agent or other person acting in a fiduciary or representative capacity, please provide full title and see Instruction 8.

Signature(s) of Shareholder(s)

Date:

Name(s):
(Please Print)
Capacity (full title):

Address:
(Please Include Zip Code)
(Area Code) Telephone Number:

Taxpayer Identification or
Social Security No.:
GUARANTEE OF SIGNATURE(S) (If Required, See Instructions 1 and 8)
Authorized Signature:

Name(s):

Name of Firm:

Address:

Address Line 2:

(Area Code) Telephone Number:

Dated:

INSTRUCTIONS TO LETTER OF TRANSMITTAL
FORMING PART OF THE TERMS OF THE TENDER OFFER

     If you participate in the Premiere Global Services, Inc. 401(k) Plan (the “401(k) Plan”), you may not use this Letter of Transmittal to direct the tender of the Shares attributable to your account in this plan. Instead, you must use the separate “tender instruction forms” sent to participants in the 401(k) Plan. If you participate in the 401(k) Plan, you should read the applicable “tender instruction forms” and related materials carefully. Further, holders of vested nonqualified options to purchase PGi Shares who wish to conditionally exercise their options and tender the remaining underlying Shares should also not use this Letter of Transmittal and should refer to the “Instructions for Tender through Conditional Exercise of Options.”

     1. Guarantee of Signatures. Except as otherwise provided in this Instruction, all signatures on this Letter of Transmittal must be guaranteed by a financial institution that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program, the Stock Exchange Medallion Program or a bank, broker, dealer, credit union, savings association or other entity that is an “eligible guarantor institution” as such term is defined in Rule 17Ad-15 under the Exchange Act (an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed if either (a) this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this Letter of Transmittal, shall include any participant in DTC whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed either the box entitled “Special Payment Instructions” or “Special Delivery Instructions” in this Letter of Transmittal; or (b) such Shares are tendered for the account of an Eligible Institution. See Instruction 8. You may also need to have any certificates you deliver endorsed or accompanied by a stock power, and the signatures on these documents may also need to be guaranteed. See Instruction 8.

     2. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. You should use this Letter of Transmittal only if you are (a) forwarding certificates with this Letter of Transmittal, (b) delivering certificates under a Notice of Guaranteed Delivery previously sent to the Depositary, or (c) causing the Shares to be delivered by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. In order for you to validly tender Shares, the Depositary must receive certificates for all physically tendered Shares, or a confirmation of a book-entry transfer of all Shares delivered electronically into the Depositary’s account at DTC, together in each case with a properly completed and duly executed Letter of Transmittal, or an Agent’s Message (as defined below) in connection with book-entry transfer, and any other documents required by this Letter of Transmittal, at one of its addresses set forth in this Letter of Transmittal by the Expiration Time (as defined in the Offer to Purchase).

     The term “Agent’s Message” means a message transmitted by DTC to, and received by, the Depositary, which states that DTC has received an express acknowledgment from the participant in DTC tendering the Shares, that the participant has received and agrees to be bound by the terms of the Letter of Transmittal, and that PGi may enforce this agreement against the participant.

     Guaranteed Delivery. If you cannot deliver your Shares and all other required documents to the Depositary by the Expiration Time, or the procedure for book-entry transfer cannot be completed on a timely basis, you may tender your Shares, pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase, by or through any Eligible Institution. To comply with the guaranteed delivery procedure, you must (1) properly complete and duly execute a notice of guaranteed delivery (“Notice of Guaranteed Delivery”) substantially in the form provided to you by PGi, specifying the price at which you are tendering your Shares, including (where required) a signature guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery; (2) arrange for the Depositary to receive the Notice of Guaranteed Delivery by the Expiration Time; and (3) ensure that the Depositary receives the certificates for all physically tendered Shares or book-entry confirmation of electronic delivery of Shares, as the case may be, together with a properly completed and duly executed Letter of Transmittal with any required signature guarantees or an Agent’s Message, and all other documents required by this Letter of Transmittal, within three New York Stock Exchange (“NYSE”) trading days after receipt by the Depositary of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

     The Notice of Guaranteed Delivery may be delivered by facsimile transmission or mail to the Depositary and must include, if necessary, a guarantee by an eligible guarantor institution in the form set forth in such notice. For Shares to be tendered validly under the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery before the Expiration Time.

     The method of delivery of all documents, including certificates for Shares, is at the option and risk of the tendering shareholder. If you choose to deliver the documents by mail, we recommend that you use registered mail with return receipt requested, properly insured. In all cases, please allow sufficient time to assure delivery.

     PGi will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional Shares. By executing this Letter of Transmittal, you waive any right to receive any notice of the acceptance for payment of your tendered Shares.

     3. Inadequate Space. If the space provided in the box captioned “Description of Shares Tendered” is inadequate, then you should list the certificate numbers, the number of Shares represented by the certificate(s) and the number of Shares tendered with respect to each certificate on a separate signed schedule attached to this Letter of Transmittal.

     4. Partial Tenders and Unpurchased Shares. (Not applicable to shareholders who tender by book-entry transfer.) If you wish to tender (i.e., offer to sell) fewer than all of the Shares evidenced by any certificate(s) that you deliver to the Depositary, fill in the number of Shares that you wish to tender (i.e., offer for sale) in the column entitled “Number of Shares Tendered.” If PGi purchases any of the Shares that you tender, PGi will issue to you a new certificate for the unpurchased Shares, including any Shares tendered but not purchased and Shares represented by the Certificate(s) but not tendered. The new certificate will be sent to the registered holder(s) promptly after the Expiration Time. Unless you indicate otherwise, all Shares represented by the certificate(s) listed and delivered to the Depositary will be deemed to have been tendered. In the case of Shares tendered by book-entry transfer at DTC, any tendered but unpurchased Shares will be credited to the appropriate account maintained by the tendering shareholder at DTC. In each case, Shares will be returned or credited without expense to the shareholder.

     5. Indication of Price at Which Shares Are Being Tendered. In order to validly tender your Shares by this Letter of Transmittal, you must either:

          (a) check the box under “SHARES TENDERED AT PRICE DETERMINED PURSUANT TO THE TENDER OFFER,” in order to maximize the chance of having PGi purchase all of the Shares that you tender (subject to the possibility of proration); OR

          (b) check one of the boxes indicating the price per Share at which you are tendering Shares in the section entitled “SHARES TENDERED AT PRICE DETERMINED BY SHAREHOLDER.”

     YOU MUST CHECK ONE, AND ONLY ONE, BOX. If you check more than one box or no boxes described in clauses (a) and (b) above, then you will be deemed not to have validly tendered your Shares. If you wish to tender portions of your different Share holdings at different prices, you must complete a separate Letter of Transmittal for each price at which you wish to tender each such portion of your Share holdings. You cannot tender the same Shares at more than one price (unless, prior to tendering previously tendered Shares at a new price, you validly withdrew those Shares in accordance with Section 4 of the Offer to Purchase).

     By checking the box under “Shares Tendered at Price Determined Pursuant to the Tender Offer” you agree to accept the Purchase Price resulting from the Tender Offer process, which may be as low as $6.75 and as high as $7.75 per share. By checking a box under “Shares Tendered at Price Determined by Shareholder,” you acknowledge that doing so could result in none of the Shares you tender being purchased if the Purchase Price for the Shares turns out to be less than the price you selected.

     6. Odd Lots. As described in Section 1 of the Offer to Purchase, if PGi purchases fewer than all Shares properly tendered before the Expiration Time and not properly withdrawn, PGi will first purchase all Shares tendered by any shareholder who (a) owns, beneficially or of record, an aggregate of fewer than 100 Shares, and (b) tenders all of his or her Shares at or below the Purchase Price. You will only receive this preferential treatment if you own fewer than 100 Shares and tender ALL of the Shares you own at or below the Purchase Price. Even if you otherwise qualify for “odd lot” preferential treatment, you will not receive such preference unless you complete the section entitled “Odd Lots” in this Letter of Transmittal.

     7. Order of Purchase in the Event of Proration. As described in Section 1 of the Offer to Purchase, shareholders may specify the order in which their Shares are to be purchased in the event that, as a result of proration or otherwise, PGi purchases some but not all of the tendered Shares pursuant to the terms of the Tender Offer. The order of purchase may have an effect on the federal income tax treatment of any gain or loss on the Shares that PGi purchases. See Sections 1 and 13 of the Offer to Purchase.

     8. Signatures on Letter of Transmittal, Stock Powers and Endorsements.

          (a) Exact Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

          (b) Joint Holders. If the Shares are registered in the names of two or more persons, ALL such persons must sign this Letter of Transmittal.

          (c) Different Names on Certificates. If any tendered Shares are registered in different names on several certificates, you must complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

          (d) Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificate(s) representing such Shares or separate stock powers are required unless payment of the Purchase Price is to be made, or the certificates for Shares not tendered or tendered but not purchased are to be issued, to a person other than the registered holder(s).

     Signature(s) on Any Such Certificate(s) or Stock Powers Must Be Guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, or if payment is to be made to a person other than the registered holder(s), the certificate(s) for the Shares must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s) for such Shares, and the signature(s) on such certificates or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

     If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit to the Depositary evidence satisfactory to PGi that such person has authority so to act.

     9. Stock Transfer Taxes. Except as provided in this Instruction 9, no stock transfer tax stamps or funds to cover such stamps need to accompany this Letter of Transmittal. PGi will pay or cause to be paid any stock transfer taxes payable on the transfer to it of Shares purchased under the Tender Offer. If, however:

          (a) payment of the Purchase Price is to be made to any person other than the registered holder(s);

          (b) certificate(s) for Shares not tendered or tendered but not purchased are to be returned in the name of and to any person other than the registered holder(s) of such Shares; or

          (c) tendered certificates are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, then the Depositary will deduct from the Purchase Price the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person(s) or otherwise) payable on account of the transfer of cash or stock thereby made to such person, unless satisfactory evidence of the payment of such taxes or an exemption from them is submitted with this Letter of Transmittal.

     10. Special Payment and Delivery Instructions. If any of the following conditions holds:

          (a) check(s) for the Purchase Price of any Shares purchased pursuant to the Tender Offer are to be issued to a person other than the person(s) signing this Letter of Transmittal; or

          (b) check(s) for the Purchase Price are to be sent to any person other than the person signing this Letter of Transmittal, or to the person signing this Letter of Transmittal, but at a different address; or

          (c) certificates for any Shares not tendered, or tendered but not purchased, are to be returned to and in the name of a person other than the person(s) signing this Letter of Transmittal, then, in each such case, you must complete the boxes captioned “Special Payment Instructions” and/or “Special Delivery Instructions” as applicable in this Letter of Transmittal and make sure that the signatures herein are guaranteed as described in Instructions 1 and 8.

     11. Tax Identification Number and Backup Withholding. Under United States federal income tax laws, the Depositary will be required to withhold 28% of the amount of any payments made to certain shareholders or other payees pursuant to the Tender Offer. In order to avoid such backup withholding, each tendering shareholder that is a U.S. person (including a U.S. resident alien) must provide the Depositary with such shareholder’s correct taxpayer identification number by completing the Form W-9 set forth below.

     In general, if a shareholder is an individual, the taxpayer identification number is the social security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the shareholder may be subject to a penalty imposed by the Internal Revenue Service (“IRS”) and payments that are made to such shareholder pursuant to the Tender Offer may be subject to backup withholding. Certain shareholders (including, among others, all corporations and certain “Non-U.S. Holders” (as defined in Section 13 of the Offer to

Purchase)) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a Non-U.S. Holder qualifies as an exempt recipient, such shareholder must submit an appropriate IRS Form W-8, signed under penalties of perjury, attesting to that person’s exempt status. You can obtain such forms from the Depositary.

     For further information concerning backup withholding and instructions for completing the Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Form W-9 if Shares are held in more than one name), consult the General Instructions and Specific Instructions beginning on Page 1 of the Form W-9 set forth below.

     Failure to complete the Form W-9 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold 28% of the amount of any payments made pursuant to the Tender Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, the taxpayer may obtain a refund, provided that the required information is furnished to the IRS.

     NOTE: FAILURE TO COMPLETE AND RETURN THE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE TENDER OFFER. PLEASE REVIEW THE GENERAL INSTRUCTIONS AND SPECIFIC INSTRUCTIONS BEGINNING ON PAGE 1 OF THE FORM W-9 FOR ADDITIONAL DETAILS.

     In addition, as described in Section 3 of the Offer to Purchase, unless a reduced rate of withholding tax is applicable pursuant to an income tax treaty or an exemption from withholding is applicable because gross proceeds paid pursuant to the Tender Offer are effectively connected with the conduct of a trade or business within the United States (and, if an income tax treaty applies, the gross proceeds are attributable to a United States permanent establishment maintained by such Non-U.S. Holder), PGi will be required to withhold federal income tax at a rate of 30% from any gross proceeds paid to a Non-U.S. Holder or his agent. A Non-U.S. Holder may be eligible to file for a refund of such tax or a portion of such tax if such shareholder meets the “complete termination,” “substantially disproportionate” or “not essentially equivalent to a dividend” tests described in Section 13 of the Offer to Purchase, “Material U.S. Federal Income Tax Consequences,” or if such shareholder is entitled to a reduced rate of withholding pursuant to a tax treaty and PGi withheld at a higher rate.

     In order to obtain a reduced rate of withholding under an income tax treaty or an exemption, a Non-U.S. Holder must deliver to the Depositary, before the payment, a properly completed and executed IRS Form W-8BEN (with respect to income tax treaty benefits) or W-8ECI (with respect to amounts effectively connected with the conduct of a trade or business within the United States) claiming such a reduction or exemption. A shareholder can obtain the applicable forms from the Depositary. Non-U.S. Holders should consult their own tax advisors regarding the application of United States federal income tax withholding, including their potential eligibility for a withholding tax reduction or exemption, and the refund procedure.

     12. Irregularities. PGi will determine in its sole discretion all questions as to the Purchase Price, the number of Shares to accept, and the validity, eligibility (including time of receipt), and acceptance for payment of any tender of Shares. Any such determinations will be final and binding on all parties, subject to a challenge of such determination in a court of competent jurisdiction. PGi reserves the absolute right to reject any or all tenders of Shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of PGi, be unlawful. PGi also reserves the absolute right to waive any of the conditions of the Tender Offer and any defect or irregularity in the tender of any particular Shares, and PGi’s interpretation of the terms of the Tender Offer, including these instructions, will be final and binding on all parties, subject to a challenge of such determination in a court of competent jurisdiction. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as PGi shall determine. None of PGi, the Depositary, the Information Agent, the Dealer Manager or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

     13. Questions; Requests for Assistance and Additional Copies. Please direct any questions or requests for assistance to the Information Agent or the Dealer Manager at their respective telephone number and addresses set forth on the last page of this Letter of Transmittal. Requests for additional copies of the Offer to Purchase, the Letter of Transmittal or the Notice of Guaranteed Delivery should be directed to the Information Agent. You may also contact your broker, dealer, commercial bank or trust company for assistance concerning the Tender Offer.

     14. Holders of Stock Options. Holders of vested options (as defined in the Offer to Purchase) may exercise their vested but unexercised options in accordance with the terms of the applicable equity plan and tender the underlying Shares received upon exercise in accordance with the terms of the Tender Offer. Such option holders may use this Letter of Transmittal to tender the underlying Shares received upon exercise. The exercise of an option cannot be revoked even if Shares received upon exercise thereof and tendered in the Tender Offer are not purchased in the Tender Offer for any reason.

     Alternatively, holders of vested nonqualified options may, subject to certain limitations, conditionally exercise some or all of those options and tender the remaining underlying Shares, subject to acceptance in the Tender Offer. Holders of options who wish to conditionally exercise their options and tender the remaining underlying Shares may not use this Letter of Transmittal but instead must complete and deliver to PGi the Option Election Form in accordance with the Instructions for Tender through Conditional Exercise of Options included with the Offer to Purchase.

     15. Lost, Stolen, Destroyed or Mutilated Certificates. If any certificate representing any Shares has been lost, stolen, destroyed or mutilated, you should promptly notify American Stock Transfer & Trust Company, LLC, the transfer agent for the Shares, by calling (800) 937-5449 (toll-free) and asking for instructions on obtaining replacement certificate(s) and/or affidavits of loss at the address specified on the cover of this Letter of Transmittal. American Stock Transfer & Trust Company, LLC will require you to complete an affidavit of loss and return it to American Stock Transfer & Trust Company, LLC. You will then be instructed by American Stock Transfer &

Trust Company, LLC as to the steps you must take in order to replace the certificate and/or tender your shares notwithstanding your lack of a certificate. You may be required to post a bond to secure against the risk that the original certificate may be subsequently recirculated.

     We cannot process this Letter of Transmittal and related documents until you have followed the procedures for replacing lost, stolen, destroyed or mutilated certificates. We urge you to contact the transfer agent, American Stock Transfer & Trust Company, LLC, immediately, in order to receive further instructions, for a determination as to whether you will need to post a bond, and to permit timely processing of this documentation.

     Important: The Depositary must receive this Letter of Transmittal (together with certificate(s) for Shares or confirmation of book-entry transfer and all other required documents) or, if applicable, the Notice of Guaranteed Delivery, before the Expiration Time.

     The Letter of Transmittal and certificates for Shares and any other required documents should be sent or delivered by each tendering shareholder or its broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses set forth above.

     Please direct any questions or requests for assistance to the Information Agent or the Dealer Manager at their respective telephone number and addresses set forth below. Requests for additional copies of the Offer to Purchase, the Letter of Transmittal or the Notice of Guaranteed Delivery should be directed to the Information Agent. You may also contact your broker, dealer, commercial bank or trust company for assistance concerning the Tender Offer. To confirm delivery of your Shares, please contact the Depositary.

The Information Agent for the Tender Offer is:

INNISFREE M&A INCORPORATED
501 Madison Avenue
New York, NY 10022

Shareholders call toll free: 1-888-750-5834
Banks and Brokerage Firms, Please call collect: (212) 750-5833
The Dealer Manager for the Tender Offer is:

STEPHENS INC.
111 Center Street
Little Rock, AK 72201
(501) 377-3495

Form W-9
(Rev. October 2007)	Request for Taxpayer	Give form to the
Department of the Treasury	Identification Number and	requester. Do not
Internal Revenue Service	Certification	send to the IRS.

Print	Name (as shown on your income tax return)
or
type	Business name, if different from above

	Check appropriate box: ☐ Individual/Sole proprietor ☐ Corporation	☐ Exempt payee
☐ Partnership
See	☐ Limited liability company. Enter the tax classification (D=disregarded
Special	entity, C=Corporation, P=partnership)▶
Instructions	☐ Other (see instructions) ▶
on page 2.
	Address (number, street, and apt. or suite no.)	Requester’s name and address
(optional)
City, state, and ZIP code

List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on Line 1 to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number or Employer identification number

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3. I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. See the instructions on page 4.

Sign	Signature of
Here	U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

  An individual who is a U.S. citizen or U.S. resident alien,
  A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,
  An estate (other than a foreign estate), or

  A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

  The U.S. owner of a disregarded entity and not the entity,
  The U.S. grantor or other owner of a grantor trust and not the trust, and

  The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see Special rules for partnerships on page 1.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.

Limited liability company (LLC). Check the “Limited liability company” box only and enter the appropriate code for the tax classification (“D” for disregarded entity, “C” for corporation, “P” for partnership) in the space provided.

For a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line.

For an LLC classified as a partnership or a corporation, enter the LLC’s name on the “Name” line and any business, trade, or DBA name on the “Business name” line.

Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.

Note. You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the business name, sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for	THEN the payment is exempt for

Interest and dividend payments	All exempt payees except for 9

Broker transactions	Exempt payees 1 through 13. Also, a person
registered under the Investment Advisers Act
of 1940 who regularly acts as a broker

Barter exchange transactions and patronage	Exempt payees 1 through 5
dividends

Payments over $600 required to be reported	Generally, exempt payees 1 through 7[2]
and direct sales over $5,000[1]

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]

However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, and 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt payees, see Exempt Payee on page 2.

Signature requirements. Complete the certification as indicated in 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:

1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined
funds, the first individual on the account[1]
3. Custodian account of a minor (Uniform Gift to	The minor [2]
Minors Act)
4. a. The usual revocable savings trust (grantor is	The grantor-trustee [1]
also trustee)
b. So-called trust account that is not a legal or	The actual owner [1]
valid trust under state law
5. Sole proprietorship or disregarded entity	The owner [3]
owned by an individual

For this type of account:	Give name and EIN of:

6. Disregarded entity not owned by an individual	The owner
7. A valid trust, estate, or pension trust	Legal entity [4]
8. Corporate or LLC electing corporate status on	The corporation
Form 8832
9. Association, club, religious, charitable,	The organization
educational, or other tax-exempt organization
10. Partnership or multi-member LLC	The partnership
11. A broker or registered nominee	The broker or nominee
12. Account with the Department of Agriculture	The public entity
in the name of a public entity (such as a state or
local government, school district, or prison) that
receives agricultural program payments

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]

You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]

List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

  Protect your SSN,
  Ensure your employer is protecting your SSN, and

  Be careful when choosing a tax preparer.

Call the IRS at 1-800-829-1040 if you think your identity has been used inappropriately for tax purposes.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS personal property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.consumer.gov/idtheft or 1-877-IDTHEFT (438-4338).

Visit the IRS website at www.irs.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.